The Top Flight Fund is an open-ended, no-load mutual fund that seeks to provide above market rates of return in all market environments.  The Top Flight Fund utilizes a quantitative long-short strategy to pursue absolute return that is not highly correlated with traditional investment strategies.  The Fund endeavors to provide positive return during bull market periods while protecting capital during bear market periods.

Investment Strategy

Short-term Style Rotation

Investors buy stocks for different reasons at different times.  The primary question driving portfolio construction is: What stock characteristics are investors choosing to reward their investment dollars?

Investment Process:

▪ Daily performance analysis on an exhaustive list of investment style factors ▪ Factors include valuation metrics, expectation revision, growth metrics, momentum, technical data, fundamental health, earnings quality, seasonality, surprise, and sector data▪ Between seven and ten factors selected to represent emerging style leadership in a multi-factor model▪ Liquidity screen to compose universe of 3000+ suitable stocks▪ Entire universe ranked by multi-factor model▪ Model ranking used to idenify buy, sell, short, and cover candidates▪ Position sizes driven by liquidity▪ Timing of portfolio moves driven by short-term price fluctuations in individual stocks

Benefits and Risks

▪ Lower-priced alternative to hedge funds

▪ Added diversification value to a portfolio comprised primarily of traditional mutual funds

▪ Potential to succeed in all market environments

▪ Higher turnover compared to traditional investment strategies, which translates into more trading costs than most traditional mutual funds

▪ Most investment gains distributed annually to shareholders, making fund ideal for tax-advantaged accounts

Investor Profile

For sophisticated investors with a long-term investment horizon seeking:

▪ Flexible, behavioral approach to capital appreciation

▪ Diversification in a portfolio of traditional investments

▪ Lower-cost, more accessible alternative to an opportunistic long-short hedge fund strategy

▪ Aggressive, alternative strategy for tax-advantage accounts, such as IRAs

Performance

Inception 12-31-02	TOPFX	S&P 500
3 Months thru 1/31/05	3.82%	4.96%
1 Year thru 1/31/05	7.71%	6.22%
2004	13.00%	10.88%
2003	52.84%	28.54%
Annualized Since Inception	26.01%	17.14%

Performance Detail

	TOPFX	S&P 500
Mean Weekly Return	0.47%	0.28%
Standard Deviation	2.48%	1.79%
Upside Semi-SD	2.22%	1.07%
Downside Semi-SD	1.72%	1.26%
Sharpe Ratio	0.18	0.14
Sortino Ratio	0.27	0.27
Beta	1.03	1.00
Alpha	9.58%	0.00%
R-Squared	0.55	1.00

* Performance Detail is based on statistical analysis of the weekly returns of the Top Flight Fund and the S&P 500 Index before dividends.  The S&P 500 index is an unmanaged, size-weighted index comprised of 500 stocks selected for market capitalization, liquidity, and industry group representation.  The S&P 500 is used for comparative purposes only.  The Top Flight Fund is not designed to track the S&P 500 index and its performance will differ from the benchmark.

The performance information represents past performance and does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  You may obtain performance data current to the most recent month-end by calling 1-800-869-1679 or online at www.TopFlightFund.com.

Fund Facts

Symbol	TOPFX
CUSIP	77183Q109
Sales Charge	None
Redemption Fee	None
12b-1 Fee	None
Assets (thousands)	$14,928
Inception Date	12/31/02
Total Expense Ratio	3.03%

Fund Manager

Jonathan Ferrell

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B.A., Brigham Young University

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M.B.A., Brigham Young University

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Eight years of investment experience

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President, Rock Canyon Advisory Group, Inc.

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Principal, Marriott Affiliated Capital Advisors

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Manager since Fund Inception, December 31, 2002

Allocation

Sector Diversification

Top Holdings

Ivax Corp	2.14%
Drugs
Lowes Companies	2.60%
Home Improvement
SuperValu Inc.	2.50%
Food Distribution
Hughes Supply	2.40%
Home Improvement
Andrx Corp	2.40%
Drugs and Pharmaceuticals
General Maritime	2.30%
Shipping
TeeKay Shipping	2.20%
Shipping
York Intl Corp.	2.20%
Capital Equipment
Fremont General	2.10%
Home Building
Worthington Ind	2.10%
Steel

More Information

Investors should consider the investment objective, risk, and charges and expenses of the Fund before investing.  The Prospectus contains this and other information about the Fund, and investors should read it carefully before investing.  The Prospectus is available by calling 1-800-869-1679 or online at www.TopFlightFund.com

Advisor Advocate

Melissa Murchisonp. 801.785.8848

f.  801.785.6298

TopFlight Fund

1384 W State Rd.,

Pleasant Grove, UT 84062